UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2020

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive,	Chicago,	IL	60606
233 S. Wacker Drive,	Chicago,	IL	60606
(Address of principal executive offices)			(Zip Code)
(872) 825-4000
(872) 825-4000
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name on Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging  growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01    Regulation FD Disclosure.

As a result of the coronavirus ("COVID-19") outbreak, as of the date of this report, United Airlines, Inc. ("United"), a wholly-owned subsidiary of United Airlines Holdings, Inc. ("UAL", and together with United, the "Company"), has suspended flights between the United States and each of Beijing, Chengdu, Shanghai and Hong Kong through April 24, 2020. These routes represented approximately 5% of the Company's 2020 planned capacity and the Company's other trans-Pacific routes represented an additional 10% of the Company's 2020 planned capacity. As a result of COVID-19, we are currently seeing an approximately 100% decline in near-term demand to China and an approximately 75% decline in near-term demand on the rest of our trans-Pacific routes. We are managing our business to minimize the operational and financial disruption.

For the first quarter of 2020, we currently expect the reduced revenue on our trans-Pacific routes to be partially offset by the related decline in fuel prices and other cost savings. The incremental earnings headwind is also expected to be offset by higher earnings from our recently extended co-brand partnership with JPMorgan Chase Bank, N.A. and Visa U.S.A. Inc. Accordingly, we expect first quarter adjusted diluted earnings per share ("EPS") to remain within our previously provided guidance range of $0.75 to $1.25.1 Beyond the first quarter, we believe the range of possible scenarios is too wide to provide earnings guidance at this time. If COVID-19 were to run its course by mid-May, and normal travel patterns on trans-Pacific routes resume gradually over five months, we would expect to be tracking to deliver 2020 adjusted EPS within our previously provided guidance range of $11.00 to $13.00.1 However, due to the heightened uncertainty surrounding this outbreak, its duration, its impact on overall demand for air travel and the possibility the outbreak spreads to other regions, the Company is withdrawing all full-year 2020 guidance issued on January 21, 2020.

Despite these short-term impacts, the Company continues to believe it will be in a strong position to deliver earnings growth in 2021 and beyond. We currently expect 2022 adjusted EPS1 to be $15.00 to $18.00, 2022 adjusted free cash flow2 to be over $2.0 billion and 2023 adjusted free cash flow2 to be over $3.0 billion. In addition, we are providing investors with a target cap on leverage, defined as adjusted debt3 to adjusted earnings before interest, income taxes, depreciation, amortization and aircraft rent (EBITDAR)4 not to exceed 3.5 times, as a demonstration of our commitment to maintaining a strong balance sheet.

United is also providing leverage calculations for full year 2019 below (in millions, except for ratios):

2019
Total adjusted debt	$22,685
Total adjusted net debt	17,741

Adjusted EBITDAR	7,096

Adjusted debt/adjusted EBITDAR	3.2
Adjusted net debt/adjusted EBITDAR	2.5

Reconciliation of GAAP to Non-GAAP financial measures
UAL provides financial metrics, including earnings before interest, income taxes, depreciation and amortization and aircraft rent (EBITDAR), excluding special charges and unrealized (gains) losses impact of investments; adjusted debt; and adjusted net debt, that we believe provides useful supplemental information for management and investors.

1 Adjusted diluted earnings per share is a non-GAAP measure that excludes special charges and unrealized (gains) losses impact of investments, the nature of which are not determinable at this time. Accordingly, the Company does not provide earnings guidance on a GAAP basis.
2 Adjusted free cash flow is a non-GAAP measure that represents cash flow from operations less adjusted capital expenditures and the present value of new aircraft future operating lease payments. Adjusted capital expenditures include projects acquired through the issuance of debt and finance leases. Non-cash capital expenditures are not determinable at this time. Accordingly, the Company does not provide free cash flow or capital expenditures guidance on a GAAP basis.
3 Adjusted total debt is a non-GAAP measure that includes current and long-term debt, operating lease obligations and finance lease obligations and noncurrent pension and postretirement obligations.
4 Adjusted EBITDAR is a non-GAAP measure that measures adjusted earnings before interest, income taxes, depreciation, amortization, aircraft rent and excluding special charges, and unrealized (gains) losses impact of investments. Special charges and unrealized (gains) losses impact of investments are not determinable at this time, accordingly, the Company does not provide adjusted EBITDAR guidance on a GAAP basis.

(in millions)	Year Ended December 31, 2019
Adjusted EBITDAR (Non-GAAP)
Net income (GAAP)	$3,009
Adjusted for:
Interest expense	731
Interest capitalized	(85)
Interest income	(133)
Income tax expense	905
Unrealized (gains) losses on investments	(153)
Special charges before income taxes	246
Depreciation and amortization	2,288
Aircraft rent	288
Adjusted EBITDAR (Non-GAAP)	$7,096

As of December 31, 2019
Adjusted debt
Current maturities of long-term debt	$1,407
Current maturities of finance leases	46
Current maturities of operating leases	686
Long-term debt	13,145
Long-term obligations under finance leases	220
Long-term obligations under operating leases	4,946
Noncurrent postretirement benefit liability	789
Noncurrent pension liability	1,446
Adjusted debt (Non-GAAP)	22,685
Less: cash and cash equivalents	(2,762)
Less: short-term investments	(2,182)
Adjusted net debt (Non-GAAP)	$17,741
The information in this Item 7.01, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Cautionary Statement Regarding Forward-Looking Statements:
Certain statements in this Current Report on Form 8-K are forward-looking and thus reflect the Company's current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to the Company's operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as "expects," "will," "plans," "anticipates," "indicates," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.
The Company's actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the Company's ability to execute its strategic operating plan, including its growth, revenue-generating and cost-control initiatives; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); risks of doing business globally, including instability and political developments that may impact its operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; the Company's capacity decisions and the capacity decisions of its competitors; competitive pressures on pricing and on demand; changes in aircraft fuel prices; disruptions in the Company's supply of aircraft fuel; the Company's ability to cost-effectively hedge against increases in the price of aircraft fuel, if it decides to do so; the effects of any technology failures, cybersecurity or significant data breaches; disruptions to services provided by third-party service providers; potential reputational or other impact from adverse events involving the Company's aircraft or operations, the aircraft or operations of its regional carriers or its code share partners or the aircraft or operations of another airline; the Company's ability to attract and retain customers; the effects of any terrorist attacks, international hostilities or other security events, or the fear of such events; the mandatory grounding of aircraft in the Company's fleet; disruptions to the Company's regional network; the impact of regulatory, investigative and legal proceedings and legal compliance risks; the success of the Company's investments in other airlines, including in other parts of the world; industry consolidation or changes in airline alliances; the ability of other air carriers with whom the Company has alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of the Company's aircraft orders; disruptions in the availability of aircraft, parts or support from its suppliers; the Company's ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with its union groups; any disruptions to operations due to any potential actions by the Company's labor groups; labor costs; an outbreak of a disease that affects travel demand or travel behavior, such as the existing threat of COVID-19; the impact of any management changes; extended interruptions or disruptions in service at major airports where the Company operates; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements, environmental regulations and the United Kingdom's withdrawal from the European Union); the seasonality of the airline industry; weather conditions; the costs and availability of aviation and other insurance; the costs and availability of financing; the Company's ability to maintain adequate liquidity; the Company's ability to comply with the terms of its various financing arrangements; the Company's ability to realize the full value of its intangible assets and long-lived assets; and other risks and uncertainties set forth under Part I, Item 1A., "Risk Factors," of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, as well as other risks and uncertainties set forth from time to time in the reports it files with the SEC.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Name:	Gerald Laderman
Title:	Executive Vice President and Chief Financial Officer

Date: February 24, 2020